         EXHIBIT 24
POWER OF ATTORNEY

       Know all by these present, that the undersigned hereby constitutes and appoints Patrick D. de Maynadier, Donna
M. Isaacs, Marcia Riehle and Chris Shell, or any of their written designees among employees of Hill-Rom Holdings, Inc.
(the Company) or any partners of Bracewell & Giuliani, LLP, signing singly, the undersigneds true and lawful attorney-
in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigneds capacity as an officer and/or director of
the Company, Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934
and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable
to complete and execute any such Form 3, 4 or 5, complete and execute any amendment or amendments
thereto, and timely file such form with the United States Securities and
Exchange Commission and any
stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it
being understood that the documents executed by such attorney-in-fact on behalf of the undersigned
pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as
such attorney-in-fact may approve in such attorney-in-facts discretion.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers
herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full
power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and
powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at
the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities
to comply with Section 16 of the Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company, unless
earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day
of June, 2008.
       Signature:  Peter H. Soderberg